SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 14, 2003
                                                          ---------------


                        Blonder Tongue Laboratories, Inc.
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             (Exact Name of registrant as specified in its charter)



          Delaware                       1-14120                 52-1611421
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
       incorporation)                                        Identification No.)



                One Jake Brown Road, Old Bridge, New Jersey 08857
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 679-4000


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibits are filed herewith:


     Exhibit 99.1       Press Release dated August 14, 2003.


ITEM 9.  REGULATION FD DISCLOSURE (INFORMATION  PROVIDED  UNDER ITEM 12. RESULTS
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         OF OPERATIONS AND FINANCIAL CONDITION)
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     The  following  information  is  furnished  under Item 12. The  information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 34-47583 dated March 27, 2003.

     On August 14, 2003, the Company issued a press release announcing its unaudited financial results for the second quarter ended June 30, 2003. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.



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

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLONDER TONGUE LABORATORIES, INC.



                                        By:/s/ James A. Luksch
                                           -------------------------------------
                                           James A. Luksch
                                           Chief Executive Officer

Date: August 14, 2003

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